CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/21/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
MSA	Loans	Balance	Balance	%	%	FICO	DTI
Akron OH PMSA	43	4,128,297	0.4	7.83	87.2	621	41.2
Atlanta GA MSA	198	22,197,137	2.2	7.44	83.9	617	39.5
Austin-San Marcos TX MSA	32	3,851,199	0.4	7.74	83.9	617	40.5
Bakersfield CA MSA	24	4,080,367	0.4	6.88	79.4	617	38.4
Baltimore MD PMSA	62	7,722,196	0.8	7.35	84.5	617	39.4
Bergen-Passaic NJ PMSA	16	4,810,974	0.5	7.08	80.3	622	42.4
Charlotte-Gastonia-Rock Hill NC-SC MSA	84	6,583,948	0.7	8.06	86.6	607	39.0
Chicago IL PMSA	130	20,879,733	2.1	7.14	82.5	638	42.3
Cincinnati OH-KY-IN PMSA	74	7,435,012	0.7	7.69	87.0	614	42.0
Cleveland-Lorain-Elyria OH PMSA	71	5,643,917	0.6	7.63	83.8	619	38.4
Columbus OH MSA	59	4,930,039	0.5	7.57	85.7	614	39.2
Dallas TX PMSA	191	18,613,404	1.9	7.97	84.7	612	39.4
Daytona Beach FL MSA	33	4,007,295	0.4	7.76	83.7	611	39.9
Dayton-Springfield OH MSA	38	3,601,369	0.4	7.58	85.4	611	38.5
Denver CO PMSA	86	12,229,702	1.2	7.10	82.3	635	42.6
Detroit MI PMSA	243	19,540,619	2.0	8.04	85.4	607	38.8
Fort Lauderdale FL PMSA	113	18,910,926	1.9	7.49	84.1	638	40.9
Fort Myers-Cape Coral FL MSA	86	11,613,422	1.2	7.53	82.9	639	41.0
Fort Worth-Arlington TX PMSA	85	6,662,291	0.7	7.97	84.0	609	40.9
Fresno CA MSA	40	6,957,023	0.7	6.76	80.9	650	39.5
Greensboro--Winston-Salem--High Point NC MSA	43	3,744,067	0.4	7.75	88.0	609	40.2
Houston TX PMSA	247	21,063,566	2.1	7.84	83.7	616	40.9
Indianapolis IN MSA	135	9,251,878	0.9	8.05	86.8	617	38.3
Jacksonville FL MSA	62	6,259,158	0.6	7.60	84.9	613	40.5
Kansas City MO-KS MSA	75	7,012,428	0.7	7.77	87.0	612	40.0
Las Vegas NV-AZ MSA	124	26,972,265	2.7	7.07	81.6	645	42.9
Los Angeles-Long Beach CA PMSA	164	49,858,598	5.0	6.90	79.0	639	41.6
Memphis TN-AR-MS MSA	83	6,193,742	0.6	7.90	88.6	616	36.8
Merced CA MSA	17	3,684,357	0.4	6.73	80.1	647	38.7
Miami FL PMSA	154	26,370,482	2.6	7.54	83.5	651	41.9
Middlesex-Somerset-Hunterdon NJ PMSA	12	3,241,750	0.3	7.33	77.7	608	42.4
Milwaukee-Waukesha WI PMSA	69	7,058,067	0.7	7.86	87.7	626	41.0
Minneapolis-St. Paul MN-WI MSA	96	16,840,929	1.7	6.76	82.4	636	40.9
Modesto CA MSA	24	6,303,122	0.6	6.41	78.0	638	41.7
Monmouth-Ocean NJ PMSA	20	4,323,368	0.4	6.94	77.1	617	40.9
Nashville TN MSA	68	5,358,683	0.5	7.91	86.4	612	37.3
Nassau-Suffolk NY PMSA	19	5,240,436	0.5	7.12	82.1	637	41.1
New Orleans LA MSA	31	2,740,535	0.3	8.36	86.5	607	42.0
New York NY PMSA	44	13,459,492	1.3	7.49	78.1	642	40.7
Newark NJ PMSA	33	8,292,553	0.8	7.34	82.2	632	41.4
Norfolk-Virginia Beach-Newport News VA-NC MSA	86	12,298,585	1.2	7.43	84.2	615	42.7
Oakland CA PMSA	28	10,898,605	1.1	6.42	78.7	642	40.9
Oklahoma City OK MSA	48	3,451,182	0.3	7.90	85.1	600	37.7
Orange County CA PMSA	26	9,181,554	0.9	6.74	80.1	658	44.6
Orlando FL MSA	104	15,446,257	1.5	7.38	82.9	625	42.7
Philadelphia PA-NJ PMSA	109	13,755,802	1.4	7.53	82.3	614	40.0
Phoenix-Mesa AZ MSA	238	34,842,706	3.5	7.00	82.8	628	40.9
Pittsburgh PA PMSA	70	6,162,195	0.6	8.08	84.2	601	41.2
Portland - Vancouver OR-WA PMSA	104	16,276,463	1.6	7.02	83.1	635	42.4
Raleigh-Durham-Chapel Hill NC MSA	50	5,805,567	0.6	7.30	84.7	612	37.8
Richmond-Petersburg VA MSA	46	5,434,887	0.5	7.27	83.2	622	42.2
Riverside-San Bernardino CA PMSA	178	42,737,274	4.3	6.73	80.5	647	43.1
Sacramento CA PMSA	48	13,271,950	1.3	6.81	80.1	630	42.2
Salt Lake City-Ogden UT MSA	47	5,569,139	0.6	7.35	82.2	621	43.2
San Antonio TX MSA	73	5,535,932	0.6	8.32	83.9	606	40.0
San Diego CA MSA	55	18,787,696	1.9	6.74	79.9	640	40.1
San Jose CA PMSA	13	5,314,960	0.5	6.93	78.6	651	43.7
Sarasota-Bradenton FL MSA	23	3,745,181	0.4	7.34	83.5	636	40.6
Seattle-Bellevue-Everett WA PMSA	68	13,590,082	1.4	6.99	83.3	648	40.5
Stockton-Lodi CA MSA	20	5,790,414	0.6	6.37	82.8	667	43.0
St. Louis MO-IL MSA	138	10,880,580	1.1	7.86	85.0	608	38.0
Tacoma WA PMSA	33	4,835,618	0.5	7.02	82.2	637	43.0
Tampa-St. Petersburg-Clearwater FL MSA	134	14,829,091	1.5	7.57	82.9	622	40.5
Tucson AZ MSA	26	2,881,040	0.3	7.00	80.6	640	39.4
Ventura CA PMSA	10	4,190,220	0.4	6.65	71.5	633	39.8
Washington DC-MD-VA-WV PMSA	118	26,916,809	2.7	6.92	80.5	621	40.5
West Palm Beach-Boca Raton FL MSA	44	7,020,378	0.7	7.76	85.4	632	43.0
Wilmington-Newark DE-MD PMSA	23	2,895,757	0.3	7.31	81.4	623	40.6
Other	2,492	247,537,218	24.8	7.59	83.8	617	39.9
Total:	7,680	997,551,488	100.0	7.36	82.8	626	40.7

*

Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/21/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. DTI

		total	%
	#	Scheduled	Scheduled
DTI	Loans	Balance	Balance
<= 9	82	9,296,791	0.9
10 - 19	246	22,969,943	2.3
20 - 29	857	87,036,076	8.7
30 - 39	2,140	263,843,385	26.4
40 - 49	4,024	570,670,557	57.2
50 - 59	331	43,734,736	4.4
Total:	7,680	997,551,488	100.0

2. Scheduled Balance

		total	%
	#	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
6,372 - 25,000	542	9,607,213	1.0
25,001 - 50,000	825	32,049,639	3.2
50,001 - 75,000	1,454	85,929,808	8.6
75,001 - 100,000	906	80,005,105	8.0
100,001 - 150,000	1,537	189,581,371	19.0
150,001 - 200,000	995	172,566,231	17.3
200,001 - 250,000	543	121,426,131	12.2
250,001 - 300,000	341	93,081,826	9.3
300,001 - 350,000	224	72,743,052	7.3
350,001 - 400,000	122	45,574,675	4.6
400,001 - 450,000	65	27,502,481	2.8
450,001 - 500,000	63	30,139,176	3.0
500,001 - 550,000	24	12,560,667	1.3
550,001 - 600,000	15	8,639,926	0.9
600,001 - 650,000	16	10,071,407	1.0
650,001 - 700,000	1	685,000	0.1
700,001 - 750,000	5	3,643,447	0.4
750,001 - 800,000	1	800,000	0.1
900,001 - 944,333	1	944,333	0.1
Total:	7,680	997,551,488	100.0

		total	%
	#	Scheduled	Scheduled
State	Loans	Balance	Balance
Alabama	70	4,973,579	0.5
Arizona	281	40,769,594	4.1
Arkansas	35	2,903,311	0.3
California	717	200,673,176	20.1
Colorado	158	21,935,557	2.2
Connecticut	29	4,492,529	0.5
Delaware	31	3,967,372	0.4
Florida	870	122,287,732	12.3
Georgia	278	29,525,136	3.0
Hawaii	4	735,468	0.1
Idaho	33	3,640,278	0.4
Illinois	184	24,067,538	2.4
Indiana	317	21,615,789	2.2
Iowa	42	3,522,206	0.4
Kansas	49	4,263,184	0.4
Kentucky	86	6,771,048	0.7
Louisiana	77	6,129,303	0.6
Maine	6	774,191	0.1
Maryland	137	24,254,274	2.4
Massachusetts	17	2,330,580	0.2
Michigan	394	32,453,325	3.3
Minnesota	123	20,131,468	2.0
Mississippi	62	4,630,881	0.5
Missouri	213	17,104,079	1.7
Montana	1	99,691	0.0
Nebraska	36	2,633,413	0.3
Nevada	143	30,164,853	3.0
New Hampshire	5	707,404	0.1
New Jersey	136	29,699,604	3.0
New Mexico	21	2,288,182	0.2
New York	149	25,954,842	2.6
North Carolina	264	23,575,906	2.4
Ohio	434	38,282,092	3.8
Oklahoma	88	5,790,739	0.6
Oregon	144	20,413,057	2.0
Pennsylvania	276	26,604,472	2.7
Rhode Island	9	1,715,885	0.2
South Carolina	102	9,538,376	1.0
South Dakota	8	446,138	0.0
Tennessee	236	19,005,796	1.9
Texas	778	67,751,813	6.8
Utah	73	8,476,302	0.8
Vermont	1	169,765	0.0
Virginia	215	32,453,470	3.3
Washington	184	30,535,186	3.1
West Virginia	19	2,167,294	0.2
Wisconsin	135	13,844,101	1.4
Wyoming	10	1,281,507	0.1
Total:	7,680	997,551,488	100.0

4. Scheduled Balance Buckets

	#				%	%	%
Scheduled Balance Buckets	Loans	WAC	WA FICO	WA OLTV	OwnerOcc	CashOut	FullDoc
6,372 - 600,000	7,656	7.36	626	82.9	93.1	43.1	60.5
600,001 - 650,000	16	7.09	646	80.3	87.6	50.2	44.1
650,001 - 700,000	1	6.60	674	72.9	100.0	100.0	0.0
700,001 - 750,000	5	7.45	625	74.1	100.0	80.7	20.6
750,001 - 800,000	1	6.55	704	57.1	100.0	100.0	0.0
900,001 - 944,333	1	7.75	662	68.7	100.0	100.0	0.0
Total:	7,680	7.36	626	82.8	93.1	43.5	60.0

5. Product

	WA		Total	Avg	%			WA			WA		%
	IO	#	Scheduled	Scheduled	Of Total	WAC	WA	OLTV*	%	%	DTI	%	Silent
Product	Term	Loans	Balance	Balance	IO	%	FICO	%	OwnerOcc	Purchase	%	FullDoc	Second
2/28 ARM 24 Month IO	24	83	21,420,618	258,080	2.1	6.65	677	80.0	98.1	79.0	41.5	36.3	87.6
2/28 ARM 60 Month IO	60	863	196,771,177	228,008	19.7	6.69	657	81.5	96.7	66.2	42.1	52.1	59.4
2/28 ARM 120 Month IO	120	5	839,229	167,846	0.1	6.80	677	83.8	100.0	74.2	42.6	25.8	74.2
3/27 ARM 36 Month IO	36	6	1,459,234	243,206	0.1	6.85	702	79.9	100.0	91.3	42.2	33.4	100.0
3/27 ARM 60 Month IO	60	100	20,068,557	200,686	2.0	6.63	655	81.4	99.0	43.7	41.7	63.9	62.3
3/27 ARM 120 Month IO	120	1	199,000	199,000	0.0	6.63	613	34.4	100.0	100.0	43.4	100.0	0.0
5/25 ARM 60 Month IO	60	9	1,559,466	173,274	0.2	7.26	673	84.2	100.0	30.4	44.6	81.1	73.6
5/25 ARM 84 Month IO	84	20	4,528,978	226,449	0.5	6.62	666	74.2	100.0	13.5	43.3	47.0	0.0
30 Year Fixed	0	1,462	113,785,425	77,829	0.1	8.08	615	82.9	93.5	28.5	39.1	74.3	15.4
15 Year Fixed	0	153	7,811,729	51,057	0.0	8.74	590	75.6	91.4	12.9	37.6	61.0	2.1
Other	0	4,978	629,108,074	126,378	0.0	7.47	616	83.5	91.4	48.4	40.5	60.8	30.7
Total:	14	7,680	997,551,488	129,890	24.8	7.36	626	82.8	93.1	49.9	40.7	60.0	36.3

6. Product and Initial Periodic Cap

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%	3.5-4%	4-4.5%	4.5-5%	5+%
2/28 ARM 24 Month IO	1.0	0.0	0.0	0.0	99.0	0.0	0.0	0.0	0.0
2/28 ARM 60 Month IO	0.0	7.4	0.2	0.0	92.5	0.0	0.0	0.0	0.0
2/28 ARM 120 Month IO	0.0	0.0	0.0	0.0	100.0	0.0	0.0	0.0	0.0
3/27 ARM 36 Month IO	0.0	6.4	0.0	0.0	93.6	0.0	0.0	0.0	0.0
3/27 ARM 60 Month IO	0.0	0.8	0.0	0.0	99.2	0.0	0.0	0.0	0.0
3/27 ARM 120 Month IO	0.0	0.0	0.0	0.0	100.0	0.0	0.0	0.0	0.0
5/25 ARM 60 Month IO	0.0	0.0	0.0	0.0	51.8	0.0	0.0	0.0	48.2
5/25 ARM 84 Month IO	0.0	0.0	100.0	0.0	0.0	0.0	0.0	0.0	0.0
30 Year Fixed	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
15 Year Fixed	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other	0.1	4.9	5.5	0.0	85.2	0.0	0.0	0.0	0.0
Total:	0.1	4.6	4.0	0.0	76.4	0.0	0.0	0.0	0.1

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED 6/21/05

$89,000,000

Classes M-1, M-2 and M-3

Mezzanine Certificates Offered

(Approximate)

$1,000,000,000

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Standard Default Assumption (SDA).  The Breakeven SDA is the highest SDA that can be sustained without a writedown to the referenced class assuming:

•

100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

45 % and 55% Loss Severity

•

12-Month Lag from Default to Loss

Class M-1

			Collateral
		Breakeven	Loss
	Severity	SDA	to Maturity	WAL
Forward Libor	45%	7439%	20.4%	5.4
Forward Libor + 2.00%	45%	6909%	19.5%	5.7
Forward Libor	55%	5540%	20.8%	6.3
Forward Libor + 2.00%	55%	5171%	19.9%	6.6

Class M-2

			Collateral
		Breakeven	Loss
	Severity	SDA	to Maturity	WAL
Forward Libor	45%	5751%	17.4%	6.4
Forward Libor + 2.00%	45%	5348%	16.7%	6.7
Forward Libor	55%	4395%	17.8%	7.3
Forward Libor + 2.00%	55%	4093%	17.0%	7.5

Class M-3

			Collateral
		Breakeven	Loss
	Severity	SDA	to Maturity	WAL
Forward Libor	45%	4898%	15.7%	7.9
Forward Libor + 2.00%	45%	4526%	14.9%	8.2
Forward Libor	55%	3791%	16.0%	8.8
Forward Libor + 2.00%	55%	3514%	15.2%	9.1

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/21/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

HEAT 2005-5 MSA

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
MSA	Loans	Balance	Balance	%	%	FICO
Los Angeles-Long Beach CA PMSA	164	49,858,598	5.0	6.90	79.0	639
Riverside-San Bernardino CA PMSA	178	42,737,274	4.3	6.73	80.5	647
Phoenix-Mesa AZ MSA	238	34,842,706	3.5	7.00	82.8	628
Las Vegas NV-AZ MSA	124	26,972,265	2.7	7.07	81.6	645
Washington DC-MD-VA-WV PMSA	118	26,916,809	2.7	6.92	80.5	621
Miami FL PMSA	154	26,370,482	2.6	7.54	83.5	651
Atlanta GA MSA	198	22,197,137	2.2	7.44	83.9	617
Houston TX PMSA	247	21,063,566	2.1	7.84	83.7	616
Chicago IL PMSA	130	20,879,733	2.1	7.14	82.5	638
Detroit MI PMSA	243	19,540,619	2.0	8.04	85.4	607
Other	5,886	706,172,300	70.8	7.44	83.2	624
Total:	7,680	997,551,488	100.0	7.36	82.8	626

Min: 0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/20/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
AGE	Loans	Balance	Balance	%	%	FICO
0	5	568,909	0.1	8.46	91.1	598
1 - 5	7,321	962,746,842	96.5	7.29	83.0	628
6 - 10	66	11,240,650	1.1	7.47	79.1	602
11 - 15	6	1,216,904	0.1	6.93	79.8	630
16 - 20	11	1,807,979	0.2	7.60	78.8	600
21 - 25	6	1,394,016	0.1	7.49	81.5	594
26 - 30	1	94,177	0.0	8.00	80.0	540
36 - 40	5	841,757	0.1	9.51	81.1	661
41 - 45	7	663,422	0.1	9.55	81.5	568
46 - 50	19	1,408,465	0.1	9.79	84.4	540
51 - 55	18	949,639	0.1	10.89	81.5	544
56 - 60	20	998,850	0.1	11.77	74.2	538
61 - 65	109	8,455,631	0.8	10.97	75.5	606
66 - 70	26	1,995,210	0.2	10.28	81.7	588
71 - 75	20	1,076,802	0.1	10.10	80.1	546
76 - 80	14	763,118	0.1	9.21	76.3	552
81 - 85	10	409,860	0.0	9.82	85.4	519
86 - 90	7	482,575	0.0	8.97	81.8	571
91 - 95	6	251,597	0.0	9.28	82.0	517
96 - 100	3	185,084	0.0	10.18	94.9	788
Total:	7,680	997,551,488	100.0	7.36	82.8	626